Exhibit 99.2

Media Release

FOR IMMEDIATE RELEASE	Contacts:	Janice McDill, 312.698.6707
janice.mcdill@Grubb-Ellis.com

Jill Swartz, 714.667.8252, ext. 251
jill.swartz@Grubb-Ellis.com
Grubb & Ellis Company Enters into $75 Million Credit Facility
SANTA ANA, Calif., (Dec. 10, 2007) — Grubb & Ellis Company (NYSE: GBE), a leading real estate services and investment management firm, today announced that it closed its $75 million senior secured revolving credit facility with Deutsche Bank Trust Company Americas.
     Under the terms of the new credit facility, proceeds may be used for general corporate purposes, including the refinancing of the company’s existing credit facility. The new facility, which has a three-year term with a one-year extension option, replaces the existing credit facilities of the company and NNN Realty Advisors.
About Grubb & Ellis
Grubb & Ellis Company (NYSE: GBE) is one of the largest and most respected commercial real estate services companies. With more than 130 owned and affiliate offices worldwide, Grubb & Ellis offers property owners, corporate occupants and investors comprehensive integrated real estate solutions, including transaction, management, consulting and investment advisory services supported by proprietary market research and extensive local market expertise.
Grubb & Ellis and its subsidiaries are leading sponsors of real estate investment programs that provide individuals and institutions the opportunity to invest in a broad range of real estate investment vehicles, including tax-deferred 1031 tenant-in-common (TIC) exchanges, public non-traded real estate investment trusts (REITs) and real estate investment funds. As of September 30, 2007, nearly $3 billion in investor equity has been raised for these investment programs. The company and its subsidiaries currently manage a growing portfolio of more than 214 million square feet of real estate. In 2007, Grubb & Ellis was selected from among 15,000 vendors as Microsoft Corporation’s Vendor of the Year. For more information regarding Grubb & Ellis Company, please visit www.grubb-ellis.com.
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES.
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Grubb & Ellis Company
1551 N. Tustin Avenue Suite 300 Santa Ana, CA 92705 714.667.8252

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12/10/07
Grubb & Ellis Company Enters into $75 Million Credit Facility
FORWARD-LOOKING LANGUAGE
This press release contains “forward-looking statements” within the meaning of Private Securities Litigation Reform Act of 1995. Any statement in this press release about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward looking statements. Such statements include, but are not limited to, statements about the benefits of the merger involving NNN Realty Advisors and Grubb & Ellis, including the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services. Any forward-looking statements are based upon the current beliefs and expectations of NNN Realty Advisors’ and Grubb & Ellis’ management and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements of transactions of Grubb & Ellis, NNN Realty Advisors and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: changes in NNN Realty Advisors’ results of operations; uncertainties relating to the implementation of the NNN Realty Advisors’ real estate investment and asset management strategies; changes in general economic and real estate conditions; the failure to realize synergies and cost-savings from the transaction or delay in the realization thereof; the inability to combine the businesses of NNN Realty Advisors and Grubb & Ellis successfully, or that such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; increased operating costs and business disruption following the merger, including adverse effects on employee retention and on business relationships with third parties; the ability to obtain governmental approvals of the transaction on a timely basis; the effects of general and local economic and real estate conditions; reliance on the largest stockholders as well as other key executive officers, the loss of any such key executive officers or the failure to hire and retain qualified employees; and the ability to expand the Grubb & Ellis footprint internationally.
Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission, including the companies’ joint proxy statement/prospectus. Any forward looking statements speak only as of the date on which they are made and the companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
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